SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                          ---------------------------

                                   FORM 8-K

                                Current Report
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of report (Date of earliest event reported):
                          JULY 1, 2002 (JUNE 26, 2002)

                                 SAUCONY, INC.
              (Exact Name of Registrant as Specified in Charter)

                                 MASSACHUSETTS
                (State or Other Jurisdiction of Incorporation)

                                   000-05083
                           (Commission File Number)

                                  04-1465840
                       (IRS Employer Identification No.)

                              13 CENTENNIAL DRIVE
                            PEABODY, MASSACHUSETTS
                   (Address of Principal Executive Offices)

                                     01960
                                  (Zip Code)

                                (978) 532-9000
             (Registrant's telephone number, including area code)


Item 4.  Changes in Registrant's Certifying Accountant.

Upon the recommendation of the Registrant's Audit Committee, effective June 26, 2002, the Registrant's Board of Directors determined to dismiss Arthur Andersen LLP ("Arthur Andersen") as the Registrant's principal accountants. Arthur Andersen has been engaged as the Registrant's principal accountants since April 11, 2001. During that period, Arthur Andersen provided the Registrant with a report only on the Registrant's financial statements as of January 4, 2002 and for the fiscal year then ended.

During the Registrant's two most recently completed fiscal years and the subsequent interim period preceding the Registrant's dismissal of Arthur Andersen, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Arthur Andersen, would have caused it to make reference to the subject matter of the disagreement in connection with its report. Arthur Andersen's report on the Registrant's financial statements as of and for the fiscal year ended January 4, 2002, did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. During the Registrant's two most recently completed fiscal years and the subsequent interim period preceding the Registrant's dismissal of Arthur Andersen, there were no reportable events as defined in Regulation S-K Item 304(a)(1)(v).

The Registrant requested Arthur Andersen to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of that letter dated July 1, 2002 is filed as
Exhibit 16.1 to this Current Report on Form 8-K.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Financial Statements of Business Acquired.
       None.

(b)  Pro Forma Financial Information.
      None.

(c)  Exhibits.

       Exhibit No.                           Description
          16.1           Letter of Arthur Andersen LLP dated July 1, 2002.



                                 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          SAUCONY, INC.

Date: July 1, 2002        By:  /s/ MICHAEL UMANA
                                   --------------------------
                                   Michael Umana
                                   Senior Vice President, Finance and
                                   Chief Financial Officer




                                EXHIBIT INDEX

         Exhibit No.           Description
         -----------           -----------

         16.1                  Letter of Arthur Andersen LLP dated July 1, 2002.